Exhibit 99.1







A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Receivable Balance                                                                             $537,526,728.62
(B) Total Certificate Balance                                                                            $537,526,728.62
(C) Class A Certificates
    (i)   Class A Percentage                                                                                       95.50%
    (ii)  Original Class A Principal Balance                                                             $513,340,000.00
    (iii) Class A Pass-Through Rate                                                                                 6.10%
(D) Class B Certificates
    (i)   Class B Percentage                                                                                        4.50%
    (ii)  Original Class B Principal Balance                                                              $24,186,728.62
    (iii) Class B Pass-Through Rate                                                                                 6.25%
(E) Servicing Fee Rate (per annum)                                                                                  1.00%
(F) Weighted Average Coupon (WAC)                                                                                 11.649%
(G) Weighted Average Original Maturity (WAOM)                                                                      59.75 months
(H) Weighted Average Remaining Maturity (WAM)                                                                      50.62 months
(I) Number of Receivables                                                                                         41,508
(J) Reserve Fund
    (i)   Reserve Fund Initial Deposit Percentage (of initial Certificate Balance)                                  1.75%
    (ii)  Reserve Fund Initial Deposit                                                                     $9,406,717.75
    (iii) Specified Reserve Balance:
          (a) On any Distribution Date: The greater of J(iii)(b or c) if 1.75% charge-off and delinquency triggers not hit - otherwise J(iii)(d)
          (b) Percent of Initial Certificate Balance                                                                1.50%
          (c) Percent of Remaining Certificate Balance                                                              4.00%
          (d) Trigger Percent of Remaining Certificate Balance                                                      9.00%


B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Receivable Balance                                                                             $245,201,410.54
(B) Total Certificate Balance                                                                            $245,201,410.54
(C) Total Certificate Pool Factor                                                                              0.4561660
(D) Class A Certificates
    (i)  Class A Certificate Balance                                                                     $234,168,247.63
    (ii) Class A Certificate Pool Factor                                                                       0.4561660
(E) Class B Certificates
    (i)  Class B Certificate Balance                                                                      $11,033,162.91
    (ii) Class B Certificate Pool Factor                                                                       0.4561660
(F) Reserve Fund Balance                                                                                   22,068,126.95
(G) Cumulative Net Losses for All Prior Periods                                                            15,383,973.37
(H) Charge-off Rate for Second Preceding Period                                                                     2.93%
(I) Charge-off Rate for Preceding Period                                                                            2.48%
(J) Delinquency Percentage for Second Preceding Period                                                              0.92%
(K) Delinquency Percentage for Preceding Period                                                                     0.77%
(L) Weighted Average Coupon (WAC)                                                                                 11.520%
(M) Weighted Average Remaining Maturity (WAM)                                                                      36.85 months
(N) Number of Receivables                                                                                         25,301

C. INPUTS FROM THE MAINFRAME
----------------------------
(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                                            10,925,149.69
    (ii)  Prepayments in Full                                                                                       0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                                            0.00
    (iv)  Other Refunds Related to Principal                                                                         0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                              2,260,577.84
    (ii)  Repurchased Loan Proceeds Related to Interest                                                             0.00
(C) Weighted Average Coupon (WAC)                                                                                  11.52%
(D) Weighted Average Remaining Maturity (WAM)                                                                      36.09 months
(E) Remaining Number of Receivables                                                                               24,465

(F) Delinquent Receivables                                              Dollar Amount                           #  Units
                                                                        -------------                           --------
    (i)   30-59 Days Delinquent                                              6,020,844             2.58%             641
    (ii)  60-89 Days Delinquent                                              1,574,751             0.67%             157
    (iii) 90 Days or More Delinquent                                           616,482             0.26%              67



D. INPUTS DERIVED FROM OTHER SOURCES
------------------------------------
(A) Reserve Fund Investment Income                                                                             94,804.11
(B) Collection Account Investment Income                                                                            0.00
(C) Realized Losses for Collection Period:
     (i)  Charge-offs for current Collection Period - Principal                                               764,902.08
     (ii) Realized Losses for Collection Period (C)(i)-(D)(i)                                                 714,904.00
(D) Net Loss and Liquidated Receivables Information
    (i)   Liquidation Proceeds Related to Principal                                                            49,998.08
    (ii)  Liquidation Proceeds Related to Interest                                                                576.86
    (iii) Recoveries from Prior Month Charge Offs                                                             161,085.15


E. COLLECTIONS
--------------
Interest Collections:
(A) Interest Payments Received                                                                              2,260,577.84
(B) Liquidation Proceeds Related to Interest                                                                      576.86
(C) Repurchased Loan Proceeds                                                                                       0.00
(D) Recoveries from Prior Month Charge Offs                                                                   161,085.15
                                                                                                           -------------
(E) Interest Collections                                                                                    2,422,239.85

Principal Collections:
(F) Principal Payments Received                                                                           $10,925,149.69
(G) Liquidation Proceeds Related to Principal                                                                  49,998.08
(H) Other Refunds Related to Principal                                                                              0.00
                                                                                                           -------------
(I) Principal Collections                                                                                  10,975,147.77

(J) Total Collections                                                                                     $13,397,387.62

F. DISTRIBUTABLE AMOUNTS
------------------------
(A) Servicing Fee:
    (i)   Servicing Fee                                                                                      $204,334.51
    (ii)  Prior Collection Period unpaid Servicing Fees                                                             0.00
                                                                                                           -------------
    (iii) Total Servicing Fee                                                                                $204,334.51

Interest:
(B) Class A Certificates
    (i)   Class A Monthly Interest                                                                         $1,190,355.26
    (ii)  Class A prior period Interest Carryover Shortfall                                                         0.00
                                                                                                           -------------
    (iii) Class A Interest Distribution                                                                    $1,190,355.26
(C) Class B Certificates
    (i)   Class B Monthly Interest                                                                            $57,464.39
    (ii)  Class B prior period Interest Carryover Shortfall                                                         0.00
                                                                                                           -------------
    (iii) Class B Interest Distribution                                                                       $57,464.39

(D) Total Certificate Interest Distribution                                                                $1,247,819.65
(E) Total Certificate Interest Distribution plus Total Servicing Fee                                       $1,452,154.16

Principal:
(F) Principal Collections                                                                                 $10,975,147.77
(G) Realized Losses                                                                                           714,904.00
                                                                                                          --------------
(H) Total Monthly Principal                                                                               $11,690,051.77

(I) Class A Certificates
    (i)   Class A Monthly Principal                                                                        11,164,042.37
    (ii)  Class A prior period Principal Carryover Shortfall                                                        0.00
                                                                                                           -------------
    (iii) Class A Principal Distribution                                                                   11,164,042.37
(J) Class B Certificates
    (i)   Class B Monthly Principal                                                                           526,009.40
    (ii)  Class B prior period Principal Carryover Shortfall                                                        0.00
                                                                                                           -------------
    (iii) Class B Principal Distribution                                                                      526,009.40

(K) Total Principal Distribution                                                                           11,690,051.77

(L) Total Interest and Principal Distribution Amounts
    plus Servicing Fee                                                                                     13,142,205.93


G. DISTRIBUTIONS
----------------
(A) Total Interest Collections available to be distributed                                                  2,422,239.85
(B) Class B Percentage of Principal Collections                                                               493,841.34
(C) Servicing Fee:
    (i)   Total Servicing Fee                                                                                 204,334.51
    (ii)  Servicing Fee paid                                                                                  204,334.51
                                                                                                           -------------
    (iii) Unpaid Servicing Fee                                                                                     0.00
(D) Total Interest Collections available to be distributed after Servicing Fee paid                         2,217,905.34
Interest:
(E) Class A Certificates
    (i)   Class A Interest Distribution                                                                     1,190,355.26
    (ii)  Class A Interest Distribution paid from Interest Collections after Servicing Fee                  1,190,355.26
    (iii) Total Interest Collections available after Class A Interest Distribution paid                     1,027,550.08
    (iv)  Class A Interest Distribution remaining to be paid                                                        0.00
    (v)   Class A Interest Distribution paid from Class B Percentage of Principal Collections                       0.00
    (vi)  Class A Interest Distribution remaining to be paid                                                        0.00
    (vii) Class A Interest Distribution paid from Reserve Fund                                                      0.00
    (viii)Class A Interest Carryover Shortfall                                                                      0.00
    (ix)  Class A Interest Distribution paid                                                                1,190,355.26

(F) Class B Certificates
    (i)   Class B Interest Distribution                                                                        57,464.39
    (ii)  Class B Interest Distribution paid from Interest Collections after Class A Interest
          Distribution                                                                                         57,464.39
    (iii) Total Interest Collections available after Class B Interest Distribution paid                       970,085.69
    (iv)  Class B Interest Distribution remaining to be paid                                                        0.00
    (v)   Class B Interest Distribution paid from Reserve Fund                                                      0.00
    (vi)  Class B Interest Carryover Shortfall                                                                      0.00
    (vii) Class B Interest Distribution paid                                                                   57,464.39

(G) Total Interest Paid                                                                                     1,247,819.65
(H) Total Interest and Servicing Fee Paid                                                                   1,452,154.16
(I) Total Interest Collections available after Servicing Fee and Class A and Class B Interest
    Distribution paid                                                                                         970,085.69

Total Collections available to be distributed:
(J) Total Principal Collections                                                                            10,975,147.77
(K) Excess Interest                                                                                           970,085.69
(L) Less: Class B Percentage of Principal Collections used to pay Class A Interest Distribution                    0.00
(M) Total Collections available to be distributed as principal                                             11,945,233.46

Principal:
(N) Class A Certificates
    (i)   Class A Principal Distribution                                                                   11,164,042.37
    (ii)  Class A Principal Distribution paid from total Collections available to be distributed           11,164,042.37
    (iii) Total Collections available after Class A Principal Distribution paid                               781,191.09
    (iv)  Class A Principal Distribution remaining to be paid                                                       0.00
    (v)   Class A Principal Distribution paid from Reserve Fund                                                     0.00
    (vi)  Class A Principal Carryover Shortfall                                                                     0.00
    (vii)   Total Class A Principal Distribution paid                                                      11,164,042.37

(O) Class B Certificates
    (i)   Class B Principal Distribution                                                                      526,009.40
    (ii)  Class B Principal Distribution paid from total Collections available to be distributed              526,009.40
    (iii) Total Collections available after Class B Principal Distribution paid                               255,181.69
    (iv)  Class B Principal Distribution remaining to be paid                                                       0.00
    (v)   Class B Principal Distribution paid from Reserve Fund                                                     0.00
    (vi)  Class B Principal Carryover Shortfall                                                                     0.00
    (vii)   Total Class B Principal Distribution paid                                                         526,009.40

(P)  Total Excess Cash to the Reserve Fund                                                                    255,181.69


H. POOL BALANCE AND PORTFOLIO INFORMATION
-----------------------------------------
                                                                Beginning                       End
                                                                of Period                    of Period
                                                            -------------------          -------------------
(A) Balances and Pool Factors
    (i)    Aggregate Balance of Certificates                $245,201,410.54               $233,511,358.77
    (ii)   Aggregate Certificate Pool Factor                      0.4561660                     0.4344181
    (iii)  Class A Principal Balance                         234,168,247.63                223,004,205.26
    (iv)   Class A Pool Factor                                    0.4561660                     0.4344181
    (v)    Class B Principal Balance                          11,033,162.91                 10,507,153.51
    (vi)   Class B Pool Factor                                    0.4561660                     0.4344181

(B) Pool Information
    (i)    Weighted Average Coupon (WAC)                               11.52%                        11.52%
    (ii)   Weighted Average Remaining Maturity (WAM)                   36.85 months                  36.09 months
    (iii)  Remaining Number of Receivables                            25,301                        24,465
    (iv)   Pool Balance                                      $245,201,410.54               $233,511,358.77



I. RECONCILIATION OF RESERVE ACCOUNT
------------------------------------
(A) Beginning Reserve Account Balance                                                       22,068,126.95
(B) Less: Draw to pay Class A Interest Distribution                                                  0.00
(C) Reserve Account Balance after draw                                                      22,068,126.95
(D) Less: Draw to pay Class B Interest Distribution                                                  0.00
(E) Reserve Account Balance after draw                                                      22,068,126.95
(F) Less: Draw to pay Class A Principal Distribution                                                 0.00
(G) Reserve Account Balance after draw                                                      22,068,126.95
(H) Less: Draw to pay Class B Principal Distribution                                                 0.00
(I) Reserve Account Balance after draw                                                      22,068,126.95
(J) Total excess Collections deposited in the Reserve Fund                                     255,181.69
(K) Reserve Fund Balance                                                                    22,323,308.64
(L) Specified Reserve Account Balance                                                       21,016,022.29
(M) Reserve Account Release to Seller                                                        1,307,286.35
                                                                                          ---------------
(N) Ending Reserve Account Balance                                                          21,016,022.29
                                                                                          ===============

J. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
--------------------------------------------
(A) Liquidated Contracts
    (i)   Liquidation Proceeds Related to Principal                                                                     $49,998.08
    (ii)  Liquidation Proceeds Related to Interest                                                                          576.86
    (iii) Recoveries on Previously Liquidated Contracts                                                                 161,085.15
(B) Realized Losses for Collection Period                                                                               714,904.00
(C) Charge-off Rate for Collection Period (annualized)                                                                        2.78%
(D) Cumulative Aggregate Net Losses for all Periods                                                                  15,937,792.22
(E) Delinquent Receivables


                                                                Dollar Amount                       #  Units
                                                                -------------                       --------
    (i)   30-59 Days Delinquent                                      6,020,844        2.58%              641
    (ii)  60-89 Days Delinquent                                      1,574,751        0.67%              157
    (iii) 90 Days or More Delinquent                                   616,482        0.26%               67

K. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
----------------------------------------------------------
(A) Charge-off Rate
    (i)   Second Preceding Collection Period                              2.93%
    (ii)  Preceding Collection Period                                     2.48%
    (iii) Current Collection Period                                       2.78%
    (iv)  Three Month Average (Avg(i,ii,iii))                             2.73%

(B) Delinquency Percentages
    (i)   Second Preceding Collection Period                              0.92%
    (ii)  Preceding Collection Period                                     0.77%
    (iii) Current Collection Period                                       0.93%
    (iv)  Three Month Average (Avg(i,ii,iii))                             0.87%

(C) Loss and Delinquency Trigger Indicator                      Trigger was hit

L.  STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------

                                                                                                          Per $1,000 of
                                                                                                        Original Principal
(A)  Amount of distribution allocable to principal:                                 Dollars ($)               Balance
                                                                                 ----------------       ------------------
    (i)    Class A Certificates                                                     11,164,042.37               21.7478521
    (ii)   Class B Certificates                                                        526,009.40               21.7478521



(B)  Amount of distribution allocable to interest:

                                                                                                            Per $1,000 of
                                                                                                         Original Principal
                                                                                      Dollars ($)              Balance
                                                                                 ----------------        -----------------
    (i)    Class A Certificates                                                      1,190,355.26                2.3188438
    (ii)   Class B Certificates                                                         57,464.39                2.3758645

(C)  Pool Balance as of the close of business on the last day of the
     Collection Period                                                            $233,511,358.77
                                                                                 ----------------
                                                                                                           Per $1,000 of
(D)  Amount of the Servicing Fee paid to the Servicer with respect                                      Original Principal
     to the related Collection Period                                               Dollars ($)               Balance
                                                                                 ----------------       ------------------
    (i)    Total Servicing Fee                                                         204,334.51
    (ii)   Class A Percentage of the Servicing Fee                                     195,140.21                0.3801383
    (ii)   Class B Percentage of the Servicing Fee                                       9,194.30                0.3801383

                                                                                                           Per $1,000 of
                                                                                                        Original Principal
                                                                                    Dollars ($)               Balance
                                                                                 ----------------       ------------------
(E)   (i)   Class A Interest Carryover Shortfall                                             0.00                0.0000000
      (ii)  Class A Principal Carryover Shortfall                                            0.00                0.0000000
      (iii) Class B Interest Carryover Shortfall                                             0.00                0.0000000
      (iv)  Class B Principal Carryover Shortfall                                            0.00                0.0000000

      Change with respect to immediately preceding Distribution Date:
      (v)   Class A Interest Carryover Shortfall                                             0.00                0.0000000
      (vi)  Class A Principal Carryover Shortfall                                            0.00                0.0000000
      (vii) Class B Interest Carryover Shortfall                                             0.00                0.0000000
      (viii)Class B Principal Carryover Shortfall                                            0.00                0.0000000

(F) Pool factors for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                            Pool Factor
                                                                                                        ------------------
    (i)    Class A Pool Factor                                                                                   0.4344181
    (ii)   Class B Pool Factor                                                                                   0.4344181

(G) Amount of the aggregate Realized Losses, if any, for such
    Collection Period ($)                                                             $714,904.00
                                                                                   --------------

(H) Aggregate principal balance of all Receivables which were more than 60 days delinquent as of the close of business on
    the last day of the preceding Collection Period                                 $2,191,232.83

(I) Amount on deposit in the Reserve Fund on such Distribution Date, after
    giving effect to distributions made on such Distribution Date                  $21,016,022.29
                                                                                   --------------

(J) Aggregate outstanding principal balances for each class of certificates, after giving effect to all payments allocated to principal

                                                                                                         Principal Balance
                                                                                                        ------------------
    (i)    Class A Principal Balance                                                                        223,004,205.26
    (ii)   Class B Principal Balance                                                                         10,507,153.51

(K)  Amount otherwise distributable to the Class B Certificateholders that is being distributed to the Class A Certificateholders on such
     Distribution Date                                                                       0.00

(L)  Aggregate Purchase Amount of Receivables repurchased by the Seller or
     purchased by the Servicer with respect to the Related Collection Period ($)             0.00
                                                                                   --------------


M. INSTRUCTIONS TO THE TRUSTEE
------------------------------
On the Distribution Date, make the following deposits and distributions:

(A) Withdraw from the Collection Account and distribute to the Servicer:
     (i)   Servicing Fee                                                              $204,334.51
     (ii)  Servicing Fees retained by the Seller                                       204,334.51
                                                                                   --------------
     (iii) Servicing Fees to be distributed to the Seller on the
           Distribution Date (i-ii)                                                                           $0.00
                                                                                                         ----------

(B)  Withdraw from the Collection Account and deposit in the
     Class A Distribution Account:
      (i)   for the Class A Interest Distribution                                   $1,190,355.26
      (ii)  for the Class A Principal Distribution                                  11,164,042.37
                                                                                   --------------
      (iii) Total (i+ii)                                                                             $12,354,397.63
                                                                                                     --------------

(C) Withdraw from the Collection Account and deposit in the
    Class B Distribution Account:
      (i)   for the Class B Interest Distribution                                     $57,464.39
      (ii)  for the Class B Principal Distribution                                    526,009.40
                                                                                    ------------
      (iii) Total (i+ii)                                                                                $583,473.79
                                                                                                        -----------

(D)  Withdraw excess Collections from the Collection Account and
     deposit in the Reserve Fund                                                                        $255,181.69
                                                                                                       ------------

(E) Withdraw from the Reserve Fund and deposit in the Class A Distribution
    Account:
    (i)   Amount equal to the excess of the Class A Interest Distribution over the sum of Interest Collections and the Class B Percentage
          of Principal Collections                                                                            $0.00
    (ii)  Amount equal to the excess of the Class A Principal Distribution over the portion of Principal Collections and Interest
          Collections remaining after the distribution of the Class A
          Interest Distribution and the Class B Interest Distribution                                          0.00
                                                                                                     --------------
    (iii) Total                                                                                                         $0.00
                                                                                                                   ----------

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution
    Account:
    (i)   Amount equal to the excess of the Class B Interest Distribution over the portion of Interest Collections remaining after the
          distribution of the Class A Interest Distribution                                                   $0.00
    (ii)  Amount equal to the excess of the Class B Principal Distribution over the portion of Principal Collections and Interest Collections remaining after the distribution of the Class A Interest
          Distribution, the Class B Interest Distribution, and the Class A
          Principal Distribution                                                                               0.00
                                                                                                     --------------
    (iii) Total                                                                                                         $0.00
                                                                                                                    ----------